Financial instruments - financial and other risks	6 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
Financial instruments - financial and other risks	Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to shareholders through the optimization of our debt and equity balance.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at June 30, 2021 and December 31, 2020, respectively, are shown in the table below.
Categories of Financial Instruments

	As of June 30, 2021		As of December 31, 2020
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$282,229	$282,229	$187,511	$187,511
Restricted cash (2)	5,293	5,293	5,293	5,293
Loans and receivables (3)	31,730	31,730	33,017	33,017
Investment in ballast water treatment supplier (4)	1,751	1,751	1,751	1,751
Working capital contributions to Scorpio Pools (5)	73,161	73,161	73,161	73,161
Sellers credit on sale leaseback vessels (6)	10,488	10,488	10,192	10,192

Financial liabilities
Accounts payable (7)	$12,302	$12,302	$12,863	$12,863
Accrued expenses (7)	23,699	23,699	32,193	32,193
Secured bank loans (8)	741,734	741,734	976,505	976,505
Sale and leaseback liability (9)	1,514,110	1,500,497	1,290,390	1,271,449
IFRS 16 - Lease liability (10)	603,905	602,793	634,707	632,473
Unsecured Senior Notes Due 2025 (11)	58,781	58,757	28,774	28,100
Convertible Notes due 2022 (12)	69,678	69,695	145,647	151,229
Convertible Notes due 2025 (12)	210,857	202,930	—	—
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     Restricted cash are considered Level 1 items due to the liquid nature of these assets.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    We consider the value of our minority interest in our BWTS supplier (as described in Note 6) to be a Level 3 fair value measurement, as this supplier is a private company and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised the put option set forth in the agreement in full). Moreover, we consider that its carrying value approximates fair value given that the value of this investment is contractually limited to the strike prices set forth in the put option that was granted to us and the call option that was granted to the supplier. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million.
(5)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the unaudited condensed consolidated balance sheets.  We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(6)    The seller's credit on sale and leaseback vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the April 2017 sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6.  This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement.  This deposit has been recorded as a financial asset measured at amortized cost.  The present value of this deposit has been calculated based on the interest rate that is implied in the leases, and the carrying value will accrete over the life of the lease using the effective interest method, through interest income, until expiration. We consider that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease.
(7)    We consider that the carrying amounts of accounts payable and accrued expenses approximate fair value due to the relative short maturity of these amounts.
(8)     The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $9.3 million and $12.3 million of unamortized deferred financing fees as of June 30, 2021 and December 31, 2020, respectively.
(9)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. These amounts are shown net of $11.5 million and $8.7 million of unamortized deferred financing fees as of June 30, 2021 and December 31, 2020, respectively.
(10)    The carrying values of our lease liabilities accounted for under IFRS 16 - Leases are measured at the present value of the minimum lease payments over the lease term, discounted at our incremental borrowing rate. We consider that the carrying value of leases with variable payments approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using the Company's incremental borrowing rate at June 30, 2021 and December 31, 2020. Accordingly, we consider their fair value to be a Level 2 measurement.
(11)    The carrying value of our Senior Notes due 2025 shown in the table above is their face value. The Senior Notes due 2025 are shown net of $2.1 million of deferred financing fees and $0.1 of unamortized discount on our consolidated balance sheet as of June 30, 2021. The Senior Notes due 2025 are shown net of $1.4 million of deferred financing fees on our consolidated balance sheet as of December 31, 2020. Our Senior Notes due 2025 are quoted on the New York Stock Exchange under the symbol 'SBBA'. We consider their fair value to be a Level 1 measurement due to their quotation on an active exchange.
(12)    The carrying value of our Convertible Notes due 2022 and Convertible Notes due 2025 shown in the table above is their face value. The liability components of the Convertible Notes due 2022 and Convertible Notes due 2025 have been recorded within Long-term debt on the unaudited condensed consolidated balance sheet as of June 30, 2021. The equity component of the Convertible Notes due 2022 and Convertible Notes due 2025 has been recorded within Additional paid-in capital on the unaudited condensed consolidated balance sheet. These instruments are traded in inactive markets and are valued based on quoted prices on the recent trading activity. Accordingly, we consider their fair value to be a Level 2 measurement.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows. Liquidity risks can manifest themselves when economic conditions deteriorate or when we have significant maturities of our financial instruments.
Financing risks
The financing for one vessel under our CITI / K-Sure Credit Facility of $19.3 million is scheduled to mature in March 2022. Additionally, during the second quarter of 2022, the following maturities are scheduled: (i) the financing for three vessels under the Citi/K-Sure Credit Facility of $57.6 million in aggregate, (ii) the Convertible Notes due 2022 of $69.7 million, and (iii) one vessel under the ING Credit Facility of $12.6 million in aggregate. While we believe our current financial position is adequate to address the maturity of these instruments, a deterioration in economic conditions could cause us to pursue other means to raise liquidity, such as through the sale of vessels, to meet this obligation.
Economic conditions and COVID-19 risks
Since the beginning of the calendar year of 2020, the outbreak of COVID-19 has spread throughout the world and has resulted in numerous actions taken by governments and governmental agencies in an attempt to mitigate the spread of the virus. These measures have resulted in a significant reduction in global economic activity and volatility in the global financial and commodities markets, including oil and refined petroleum products.
Initially, the onset of the COVID-19 pandemic resulted in a sharp reduction of economic activity and a corresponding reduction in the global demand for oil and refined petroleum products. This period of time was marked by extreme volatility in the oil markets and the development of a steep contango in the prices of oil and refined petroleum products. Consequently, an abundance of arbitrage and floating storage opportunities opened up, which resulted in record increases in spot TCE rates during the second quarter of 2020. These market dynamics led to a build-up of global oil and refined petroleum product inventories.
In June 2020, as underlying oil markets stabilized and global economies began to recover, the excess inventories that built up during this period began to slowly unwind. Nevertheless, global demand for oil and refined petroleum products remained subdued as governments around the world continued to impose travel restrictions and other measures in an effort to curtail the spread of the virus. These market conditions had an adverse impact on the demand for our vessels beginning in the third quarter of 2020 and continuing through the first half of 2021. During the second quarter of 2021, the easing of restrictive measures and successful roll-out of vaccines in certain countries served as a catalyst for an economic recovery in many developed countries throughout the world. Consequently, oil prices reached multi-year highs and inventories of refined petroleum products continue to be depleted. While these conditions are favorable for long-term demand growth, they were insufficient to stimulate spot TCE rates during the six months ended June 30, 2021 given the uneven nature of the global economic recovery, and the restrictions that remain in place in parts of the world with low vaccine uptake.
We expect that the COVID-19 pandemic will continue to cause volatility in the commodities markets, particularly as new variants spread. The scale and duration of these circumstances is unknowable but could have a material impact on our earnings, cash flow and financial condition for the remainder of 2021 and 2022. We currently project that we will have adequate financial resources to continue in operation and meet our financial commitments (including but not limited to debt service obligations, obligations under sale and leaseback arrangements, commitments under other leasing arrangements, and commitments under our scrubber and BWTS contracts) for a period of at least twelve months from the date of approval of these unaudited condensed consolidated financial statements.
Accordingly, we continue to adopt the going concern basis in preparing our financial statements.
A protracted extension of the adverse market conditions brought on by the COVID-19 pandemic could cause us to breach the covenants under our financing arrangements and could have a material adverse effect on our business, results of operations, cash flows and financial condition. These circumstances could cause us to seek covenant waivers from our lenders and to pursue other means to raise liquidity, such as through the sale of vessels or in the capital markets, to meet our obligations.